LIMITED LIABILITY COMPANY AGREEMENT
                        OF PRIME/BDEC ACQUISITION, L.L.C.
     Organized under the Delaware Limited Liability Company Act (the "Act").

                                   ARTICLE I.
                                NAME AND LOCATION

     Section 1.1. Name. The name of this limited liability company is Prime/BDEC Acquisition, L.L.C. (the "Company"). ----

         Section 1.2. Members. The only members of the Company upon the execution of this Limited Liability Company Agreement (this "Agreement") shall be Prime Medical Operating, Inc, a Delaware corporation ("Prime"), and Barnet Dulaney Eye Center, P.L.L.C., an Arizona professional limited liability company ("BDEC"). For purposes of this Agreement, the "Members" shall include such named members and any new members admitted pursuant to the terms of this Agreement, but does not include any person or entity who has ceased to be a member in the Company.

     Section 1.3. Principal Office. The principal office of the Company shall be located in 1301 Capital of Texas Hwy., Suite C-300, Austin, Texas 78746-6550, or such other location as may be selected by the Members. ----------------

     Section 1.4. Registered Agent and Address. The name of the registered agent and the address of the registered office of the Company as set forth in the Certificate of Formation of the Company are: -----------------------------
                                            The Corporation Trust Company
                                            1209 Orange Street
                                            Wilmington, Delaware 19801

     Section 1.5. Other Offices. Other offices and other facilities for the transaction of business shall be located at such places as the Managers may from time to time determine. -------------

         Section 1.6 Contribution Agreement. The Company was initially formed with a single member, BDEC, for the purpose of consummating the transactions contemplated by that certain Contribution Agreement dated effective September 1, 1999, by and among Prime, Prime Medical Services, Inc., a Delaware corporation ("PMSI"), BDEC, the Company, Prime/BDR Acquisition, L.L.C., a Delaware limited liability company, LASIK Investors, L.L.C., a Delaware limited liability company, David D. Dulaney, M.D., Ronald W. Barnet, M.D., and Mark Rosenberg (the "Contribution Agreement"). The parties have executed this Agreement upon consummation of the transactions contemplated by the Contribution Agreement. This agreement supercedes and replaces any prior membership agreement or other governing or organizational document of the Company.

                                                    ARTICLE II.
                                                    MEMBERSHIP

     Section 2.1. Members' Interests. The "Membership Interest" of each Member is set forth on Exhibit A. ------------------ ---------

     Section 2.2. Admission to Membership. The admission of new Members shall be only by the vote of the Managers pursuant to Section 8.9 hereof. If new Members are admitted, this Agreement shall be amended to reflect each Member's revised Membership Interest. -----------------------

     Section 2.3. Property Rights. No Member shall have any right, title, or interest in any of the property or assets of the Company. ---------------

     Section 2.4. Liability of Members. No Member of the Company shall be personally liable for any debts, liabilities, or obligations of the Company, including under a judgment decree, or order of court. --------------------

         Section 2.5. Transferability of Membership. Except as provided below, Membership Interests in the Company are transferable only with the unanimous written consent of all Members. If such unanimous written consent is not obtained when required, the transferee shall be entitled to receive only the share of profits or other compensation by way of income and the return of contributions to which the transferor Member otherwise would be entitled. Notwithstanding the foregoing, (i) the Membership Interests of Prime may be freely transferred, without consent, to any entity that is then owned or controlled, directly or indirectly, by Prime Medical Services, Inc., a Delaware corporation (or its successor in interest), (ii) the Membership Interests of any Member may be freely assigned, pledged or otherwise transferred, without consent, to secure any debt, liability or obligation owed to Prime by the Company, any Member or any entity affiliated with the Company, (iii) the Membership Interests of any Member may be freely assigned, pledged or otherwise transferred, without consent, in favor of the Lender(s) under, or by the Lender(s) as a result of the enforcement of any security interest arising pursuant to, that certain Senior Credit Facility (the "Credit Facility") of PMSI, and (iv) the pledge by BDEC (pursuant to Section 6.3 of the Contribution Agreement) of its right to receive distributions from the Company in respect of its Membership Interest shall not be deemed to violate any provision of this Agreement.

     Section 2.6. Resignation of Members. A Member may not withdraw from the Company except on the unanimous consent of the remaining Members. The terms of the Members withdrawal shall be determined by agreement between the remaining Members and the withdrawing Member. ----------------------

                                                   ARTICLE III.
                                                 MEMBERS' MEETINGS

     Section 3.1. Time and Place of Meeting. All meetings of the Members shall be held at such time and at such place within or without the State of Delaware as shall be determined by the Managers. -------------------------

     Section 3.2. Annual Meetings. In the absence of an earlier meeting at such time and place as the Managers shall specify, annual meetings of the Members shall be held at the principal office of the Company on the date which is thirty
(30) days after the end of the Company's fiscal year if not a legal holiday, and if a legal holiday, then on the next full business day following, at 10:00 a.m., at which meeting the Members may transact such business as may properly be brought before --------------- the meeting.

     Section 3.3. Special Meetings. Special meetings of the Members may be called at any time by any Member. Business transacted at special meetings shall be confined to the purposes stated in the notice of the meeting.
----------------

         Section 3.4. Notice. Written or printed notice stating the place, day and hour of any Members' meeting, and, in the case of a special meeting, the purpose or purposes for which the meeting is called, shall be delivered not less than ten (10) days nor more than thirty (30) days before the date of the special meeting, either personally or by mail, by or at the direction of the person calling the meeting, to each Member entitled to vote at such meeting. If mailed, such notice shall be deemed to be delivered three (3) days after it is deposited in the United States mail, postage prepaid, to the Member at his address as it appears on the records of the Company at the time of mailing.

         Section 3.5. Quorum. Members present in person or represented by proxy, holding more than fifty percent (50%) of the total votes which may be cast at any meeting shall constitute a quorum at all meetings of the Members for the transaction of business. If, however, such quorum shall not be present or represented at any meeting of the Members, the Members entitled to vote, present in person or represented by proxy, shall have power to adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present or represented. When any adjourned meeting is reconvened and a quorum shall be present or represented, any business may be transacted which might have been transacted at the meeting as originally noticed. Once a quorum is constituted, the Members present or represented by proxy at a meeting may continue to transact business until adjournment, notwithstanding the subsequent withdrawal therefrom of such number of Members as to leave less than a quorum.

         Section 3.6. Voting. Members shall only be required to vote in instances or with respect to matters where member voting is required by applicable law or to the extent expressly contemplated in Section 8.1. With respect to any act or transaction that requires a vote by the Members under applicable law, the affirmative vote of not less than three (3) of the Managers shall also be required in order to approve the act or transaction, in each instance. Subject to the foregoing, when a quorum is present at any meeting, the vote of the Members, whether present or represented by proxy at such meeting, holding more than fifty percent (50%) of the total votes which may be cast at any meeting shall be the act of the Members, unless the vote of a different number is required by the Act, the Certificate of Formation or this Limited Liability Company Agreement. Each Member shall be entitled to one vote for each percentage point represented by their Membership Interest. Fractional percentage point interests shall be entitled to a corresponding fractional vote. The provisions of this Section shall not interfere with the provisions of Section
8.9 relating to acts or transactions requiring the written approval of three (3) or more Managers. Each Member acknowledges and agrees that, in the event of any exercise of the Repurchase Option, as defined in the Contribution Agreement, each Member will vote its entire Membership Interest in favor of transferring the Company's assets pursuant to the Repurchase Option.

     Section 3.7. Proxy. Every proxy must be executed in writing by the Member or by his duly authorized attorney-in-fact, and shall be filed with the Secretary of the Company prior to or at the time of the meeting. No proxy shall be valid after eleven (11) months from the date of its execution unless otherwise provided therein. Each proxy shall be revocable unless expressly provided therein to be irrevocable and unless otherwise made irrevocable by law.
-----

     Section 3.8. Action by Written Consent. Any action required or permitted to be taken at any meeting of the Members may be taken without a meeting if a consent in writing, setting forth the action so taken, shall be signed by all of the Members entitled to vote with respect to the subject matter thereof, and such consent shall have the same force and effect as a unanimous vote of Members. -------------------------

     Section 3.9. Meetings by Conference Telephone. Members may participate in and hold meetings of Members by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and participation in such a meeting shall constitute presence in person at such meeting, except where a person participates in the meeting for the express purpose of objecting to the transaction of any business on the ground that the -------------------------------- meeting is not lawfully called or convened.

                                   ARTICLE IV.
                        MEMBERSHIP CAPITAL CONTRIBUTIONS

         Except for each Member's initial capital contribution made in connection with the formation of the Company, no capital contributions shall be required of any Member without the approval of all the Members to raise additional capital, and only then proportionately as to each Member.

                                                    ARTICLE V.
                                              DISTRIBUTION TO MEMBERS

         At the end of each calendar quarter, subject only to the qualifications and limitations set forth below, the Company shall distribute its available excess earnings to its members, to be divided among them in accordance with their Membership Interests. Distributions in kind shall be made on the basis of agreed value as determined by the Members. Notwithstanding the foregoing, the Company may not make a distribution to its Members to the extent that, immediately after giving effect to the distribution, all liabilities of the Company, other than liabilities to the Members with respect to their interests and liabilities for which the recourse of creditors is limited to specified property of the Company, exceed the fair value of the Company assets; except that the fair value of property that is subject to liability for which recourse of creditors is limited, shall be included in the Company assets only to the extent that the fair value of the property exceeds that liability.

                                   ARTICLE VI.
              ALLOCATION OF NET PROFITS AND LOSSES FOR TAX PURPOSES

         For accounting and income tax purposes, all items of income, gain, loss, deduction, and credit of the Company for any taxable year shall be allocated among the Members in accordance with their respective Membership Interests, except as may be otherwise required by the Internal Revenue Code of 1986, as amended.

                                  ARTICLE VII.
                           DISSOLUTION AND WINDING UP

     Section 7.1. Dissolution. Notwithstanding any provision of the Act, the Company shall be dissolved only upon the first of the following to occur:
-----------

          (a) Forty (40) years from the date of filing the Certificate of Formation of the Company;

          (b) Written consent of all the then current Members to dissolution;

          (c) The bankruptcy of a Member, unless there is at least one remaining Member and such Member or, if more than one remaining Member, all remaining Members agree to continue the Company and its business. Section 7.2. Winding Up. Unless the Company is continued pursuant to Section 7.1(c) of this Article VII., in the event of dissolution of the Company, the Managers (excluding any Manager(s) holding office pursuant to designation by a Member subject to bankruptcy proceedings) shall wind up the Company's affairs as soon as reasonably practicable. On the winding up of the Company, the Managers shall pay and/or transfer the assets of the Company in the following order: ----------

          (a) In discharging liabilities (including loans from Members) and the expenses of concluding the Company's affairs; and

                  (b) The balance, if any, shall be divided between the Members in accordance with the Members' Membership Interests.

                                  ARTICLE VIII.
                                    MANAGERS

         Section 8.1. Selection of Managers. Management of the Company shall be vested in the Managers. Initially, the Company shall have four (4) Managers, being Ken Shifrin, Joe Jenkins, M.D., (as the initial Manager designees of Prime), David D. Dulaney, M.D. and Ronald W. Barnet, M.D., (as the initial Manager designees of BDEC). Thereafter, for so long as there are four (4) Managers, (a) Prime shall be entitled to designate two (2) of the Managers; and
(b) BDEC shall be entitled to designate the remaining two (2) of the Managers. Notwithstanding the foregoing, a Member shall not be entitled to designate any Manager unless its Membership Interest: (x) has not (other than as allowed under Section 2.5 of this Agreement) been transferred, repurchased, assigned, pledged, hypothecated or in any way alienated; and (y) equals or exceeds forty percent (40%) of the aggregate Membership Interests. The Members may, by unanimous vote of all Members, from time to time, change the number of Managers of the Company and remove or add Managers accordingly. A Manager shall serve as a Manager until their resignation or removal pursuant to Section 8.2 or 8.3 of this Article
VIII. Managers need not be residents of the State of Delaware or Members of the Company.

          Section 8.2. Resignations. Each Manager shall have the right to resign at any time upon written notice of such resignation to the Members. Unless otherwise specified in such written notice, the resignation shall take effect upon the receipt thereof, and acceptance of such resignation shall not be necessary to make same effective. The Member who designated a resigning manager shall be entitled to designate the successor thereto and all Members agree to take such action as may be ------------ necessary to cause the election of all such successor Managers.

          Section 8.3. Removal of Managers. Any Manager may be removed, for or without cause, at any time, but only by the Member who designated such Manager, upon the written notice to all Members. The Member who designated such removed Manager shall be entitled to designate the successor thereto and all Members agree to take such action as may be necessary to cause the election of all such successor Managers. -------------------

         Section 8.4. General Powers. The business of the Company shall be managed by its Managers, which may, by the vote or written consent in accordance with this Agreement, exercise any and all powers of the Company and do any and all such lawful acts and things as are not by the Act, the Certificate of Formation or this Limited Liability Company Agreement directed or required to be exercised or done by the Members, including, but not limited to, contracting for or incurring on behalf of the Company debts, liabilities and other obligations, without the consent of any other person, except as otherwise provided herein.

          Section 8.5. Place of Meetings. The Managers of the Company may hold their meetings, both regular and special, either within or without the State of Delaware. -----------------

          Section 8.6. Annual Meetings. The annual meeting of the Managers shall be held without further notice immediately following the annual meeting of the Members, and at the same place, unless by unanimous consent of the Managers that such time or place shall be changed. ---------------

          Section 8.7. Regular Meetings. Regular meetings of the Managers may be held without notice at such time and place as shall from time to time be determined by the Managers. ----------------

          Section 8.8. Special Meetings. Special meetings of the Mangers may be called by any Manager on seven (7) days notice to each Manager, with such notice to be given personally, by mail or by telecopy, telegraph or mailgram. ----------------

         Section 8.9. Quorum and Voting. At all meetings of the Managers the presence of at least three (3) Managers shall be necessary and sufficient to constitute a quorum for the transaction of business, and the affirmative vote of at least a majority of the Managers present at any meeting at which there is a quorum shall be the act of the Managers, except as may be otherwise specifically provided by the Act, the Contribution Agreement, the Certificate of Formation or this Agreement. If a quorum shall not be present at any meeting of Managers, the Managers present there may adjourn the meeting from time to time without notice other than announcement at the meeting, until a quorum shall be present. Notwithstanding any other Member or Manager voting or quorum provisions contained in this Agreement, the following acts or transactions by, or involving, the Company shall require the prior written approval of three (3) Managers (unless and to the extent a particular act or transaction is expressly required of the Company pursuant to the terms and provisions of the Contribution Agreement or any Transaction Document):

          (a) Any amendment to the Company's Certificate of Formation or this Agreement.

          (b) Mergers, consolidations or combinations of the Company with another limited liability company or other entity.

                  (c) Purchase by the Company of any interest in the Company, irrespective of the source of such interest.

          (d) Disposition, sale, assignment or other transfer by the Company of any interest it owns in the Company, except that such interest may be extinguished without the approval required under this Article.

                  (e)      Issuance of any interest in the Company to any party.

                  (f) Dissolving, liquidating, or filing bankruptcy or seeking relief under any debtor relief law.

                  (g) Election or removal of officers, and establishing or changing the compensation for Managers, officers or other employees.

          (h) Not making any cash distributions to its Members that are required by this Agreement to be made, or making any distributions to its Members of cash or property that are prohibited under this Agreement.

          (i) Sale, lease or other transfer of all or substantially all of the Company's assets, or any assets other than in the ordinary course of the Company's business.

                  (j) Initiating or settling any litigation or regulatory proceeding, or confessing any judgment.

                  (k) Hiring or changing the Company's accountants or legal counsel.

                  (l) Opening or closing bank or other depository accounts, and establishing or changing the signature withdrawal authority with respect to any such accounts.

          (m) Borrowing or incurring any indebtedness, other than open accounts payable to unaffiliated third parties, or granting any collateral or security (by way of guaranty or otherwise) for any indebtedness or obligation.

                  (n) Engaging in any act or transaction not in the ordinary course of the Company's business.

          (o) Purchasing or leasing assets or property, or entering into any contract or obligation, which obligates the Company to pay in excess of $10,000 in the aggregate in one or any series of installments.

          (p) Doing any business other than the conduct of the Business (as defined in the Contribution Agreement) or causing a change in the nature of the business or the legal name of the Company.

                  (q) Entering into a transaction or other action with any Manager, officer or Member.

          (r) Waiving, refusing to enforce, amending, restating, superseding or modifying any of the provisions of this Agreement or any Transaction Document, including, without limitation, the Collocation Agreement.

          (s) Taking any other action which, by the terms of this Agreement, requires the approval or consent of not less than seventy-five percent (75%) of the Members.

          (t) Except as  expressly  set forth in the  Collocation  Agreement  or
     Section 9.12 of the Contribution Agreement, allocating to the Company any costs or expenses that are paid or incurred by any Member or its affiliates (excluding the Company), or paid by the Company but reimbursable by any Member or its affiliates (excluding the Company), in each instance.

          (u) With respect to the business and operations of Newco II conducted or to be conducted at or near the location of 4800 N. 22nd St., Phoenix, Arizona, waiving, amending, supplementing or modifying any of the professional fees, facility fees or fee allocations by Newco II, to the extent such amounts or allocations were utilized in preparing the pro forma financial statements of Newco II attached to the Collocation Agreement.

          (v) With respect to the business and operations of Newco II conducted or to be conducted at any other future office or business locations (including without limitation, the office located at 555 E. River Road, Tucson, Arizona), adopting any professional fees, facility fees or fee allocations.

         Any of the above stated actions taken by the Company without the necessary manager approval is void ab initio.

         Section 8.10. Committees. The Managers may, by resolution passed by eighty percent (80%) of the Managers, designate committees, each committee to consist of two or more Managers (at least one of which must be a Manager designee of Prime and one of which must be a Manager designee of BDEC), which committees shall have such power and authority and shall perform such functions as may be provided in such resolution. Such committee or committees shall have such name or names as may be designated by the Managers and shall keep regular minutes of their proceedings and report the same to the Managers when required.

          Section 8.11. Compensation of Managers. The Members, by unanimous approval, shall have the authority to provide that any one or more of the Managers shall not be compensated, and may, by unanimous approval, fix any compensation (which may include expenses) they elect to pay to any one or more of the Managers. ------------------------

          Section 8.12. Action by Written Consent. Any action required or permitted to be taken at any meeting of the Managers or of any committee designated by the Managers may be taken without a meeting if written consent, setting forth the action so taken, is signed by all the Managers or of such committee, and such consent shall have the same force and effect as a unanimous vote at a meeting. -------------------------

         Section 8.13. Meetings by Conference Telephone. Managers or members of any committee designated by the Managers may participate in and hold a meeting of the Managers or such committee by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and participation in such a meeting shall constitute presence in person at such meeting, except where a person participates in the meeting for the express purpose of objecting to the transaction of any business on the ground that the meeting is not lawfully called or convened.

          Section 8.14. Liability of Managers. No Manager of the Company shall be personally liable for any debts, liabilities, or obligations of the Company, including under a judgment, decree, or order of the court.
     ---------------------

          Section 8.15. Specific Power of Managers. The Managers shall have the authority to enter into and execute all documents in relation to the formation of the Company including, but not limited to, issuance of the Certificate of Formation and this Limited Liability Company Agreement.
     --------------------------

                                                    ARTICLE IX.
                                                      NOTICES

         Section 9.1. Form of Notice. Whenever under the provisions of the Act, the Certificate of Formation or this Limited Liability Company Agreement notice is required to be given to any Manager or Member, and no provision is made as to how such notice shall be given, notice shall not be construed to mean personal notice only, but any such notice may also be given in writing, by mail, postage prepaid, addressed to such Manager or Member at such address as appears on the books of the Company, or by telecopy, telegraph or mailgram. Any notice required or permitted to be given by mail shall be deemed to be given three (3) days after it is deposited, postage prepaid, in the United States mail as aforesaid.

          Section 9.2. Waiver. Whenever any notice is required to be given to any Manager or Member of the Company under the provision of the Act, the Certificate of Formation or this Limited Liability Company Agreement, a waiver thereof in writing signed by the person or persons entitled to such notice, whether signed before or after the time stated in such waiver, shall be deemed equivalent to the giving of such notice. ------

                                                    ARTICLE X.
                                                     OFFICERS


         Any Manager may also serve as an officer of the Company. The Managers may designate one or more persons who are not Managers of the Company to serve as officers and may designate the titles of all officers. The initial officers of the Company shall be: Ken Shifrin, Chairman of the Board; Joe Jenkins, M.D., President; Cheryl Williams, Vice President, Secretary and Chief Financial Officer; and Mark Rosenberg, Vice President. Unless otherwise provided in a resolution of the Members or Managers the officers of the Company shall have the powers designated with respect to such offices under the Delaware Limited Liability Company Act, and any successor statute, as amended from time-to-time.

                                                    ARTICLE XI.
                                                     INDEMNITY

         Section 11.1. Indemnification. The Company shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative, arbitrative or investigative, any appeal in such an action, suit or proceeding and any inquiry or investigation that could lead to such an action, suit or proceeding (whether or not by or in the right of the Company), by reason of the fact that such person is or was a manager, officer, employee or agent of the Company or is or was serving at the request of the Company as a director, manager, officer, partner, venturer, proprietor, trustee, employee, agent or similar functionary of another corporation, employee benefit plan, other enterprise, or other entity, against all judgments, penalties (including excise and similar taxes), fines, settlements and reasonable expenses (including attorneys' fees and court costs) actually and reasonably incurred by him in connection with such action, suit or proceeding to the fullest extent permitted by any applicable law, and such indemnity shall inure to the benefit of the heirs, executors and administrators of any such person so indemnified pursuant to this Article XI. The right to indemnification under this Article XI shall be a contract right and shall not be deemed exclusive of any other right to which those seeking indemnification may be entitled under any law, bylaw, agreement, vote of members or disinterested managers or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office. Any repeal or amendment of this Article XI by the Managers (pursuant to Section 8.9 hereof) or by changes in applicable law shall, to the extent permitted by applicable law, be prospective only, and shall not adversely affect the indemnification of any person who may be indemnified at the time of such repeal or amendment.

          Section 11.2. Indemnification Not Exclusive. The rights of indemnification and reimbursement provided for in this Article XI shall not be deemed exclusive of any other rights to which any such Manager, officer, employee or agent may be entitled under the Certificate of Formation, this Limited Liability Company Agreement, agreement or vote of Members, or as a matter of law or otherwise. -----------------------------

         Section  11.3.  Other  Indemnification  Clauses.   Notwithstanding  the
foregoing, this Article XI shall not be construed to contradict the indemnification provision of the Contribution Agreement. Notwithstanding anything contained herein, this Article XI shall be ineffectual and shall not permit or require indemnification for all, or any, losses, costs, liabilities, claims or expenses arising, directly or indirectly, from any action or omission permitting or requiring indemnification under the Contribution Agreement; and in no event may any indemnity be allowed under this Agreement or pursuant to any provision of the Act for an amount paid or payable pursuant to the indemnification provisions of the Contribution Agreement.

                                                   ARTICLE XII.
                                                   MISCELLANEOUS

          Section 12.1. Fiscal Year. The fiscal year of the Company shall be fixed by resolution of the Managers. -----------

          Section 12.2. Records. At the expense of the Company, the Managers shall maintain records and accounts of all operations of the Company. At a minimum, the Company shall keep at its principal place of business the following records: -------

          (a) A current list of the name and last known mailing address of each Member;
                  (b)      A current list of each Member's Membership Interest;

          (c) A copy of the Certificate of Formation and Limited Liability Company Agreement of the Company, and all amendments thereto, together with executed copies of any powers of attorney;

                  (d) Copies of the Federal, state, and local income tax returns and reports for the Company's six most recent tax years; and

                  (e) Correct and complete books and records of account of the Company.

          Section 12.3. Seal. The Company may by resolution of the Managers adopt and have a seal, and said seal may be used by causing it or a facsimile thereof to be impressed or affixed or in any manner reproduced. Any officer of the Company shall have authority to affix the seal to any document requiring it. ----

          Section 12.4. Agents. Every Manager and Officer is an agent of the Company for the purpose of the business. The act of a Manager or Officer, including the execution in the name of the Company of any instrument for carrying on in the usual way the business of the Company, binds the Company. ------

         Section 12.5. Checks. All checks, drafts and orders for the payment of money, notes and other evidences of indebtedness issued in the name of the Company shall be signed by such officer, officers, agent or agents of the Company and in such manner as shall from time to time be determined by resolution of the Managers. In the absence of such determination by the Mangers, such instruments shall be signed by the Treasurer or the Secretary and countersigned by the President or a Vice President of the Company, if the Company has such officers.

          Section 12.6. Deposits. All funds of the Company shall be deposited from time to time to the credit of the Company in such banks, trust companies or other depositories as the Managers may select. --------

          Section 12.7. Annual Statement. The Managers shall present at each annual meeting a full and clear statement of the business and condition of the Company. ----------------

         Section 12.8. Financial Statements. As soon as practicable after the end of each fiscal year of the Company, a balance sheet as at the end of such fiscal year, and a profit and loss statement for the period ended, shall be distributed to the Members, along with such tax information (including all information returns) as may be necessary for the preparation of each Member of its Federal, state and local income tax returns. The balance sheet and profit and loss statement referred to in the previous sentence may be as shown on the Company's federal income tax return.

          Section 12.9. Binding Arbitration. Any controversy between the parties regarding this Agreement and any claims arising out of this Agreement or its breach shall be submitted to arbitration by either party. The arbitration proceedings shall be conducted by a single arbitrator pursuant to the Commercial Arbitration Rules of the American Arbitration Association. The arbitration shall be conducted in Dallas, Texas and the arbitrator shall have the right to award actual damages and ------------------- attorney fees and costs, but shall not have the right to award punitive, exemplary or consequential damages against either party.

                                  ARTICLE XIII.
                                   AMENDMENTS

          Section 13.1. Amendments. This Agreement may be altered, amended or repealed and a new limited liability company agreement may be adopted, only in accordance with the provisions of Section 8.9, but otherwise at any regular meeting or at any special meeting called for that purpose, or by execution of a written consent in accordance with the provisions of Section
     3.8. ----------

          Section 13.2. When Limited Liability Company Agreement Silent. It is expressly recognized that when the Limited Liability Company Agreement is silent or in conflict with the requirements of the Act as to the manner of performing any Company function, the provisions of the Act shall control.
     -----------------------------------------------

                                             [Signature page follows]

                                                 SIGNATURE PAGE TO
                                        LIMITED LIABILITY COMPANY AGREEMENT

         IN WITNESS WHEREOF, the undersigned Members hereby adopt this Limited Liability Company Agreement as the Limited Liability Company Agreement of the Company, effective as of the 1st day of September, 1999.


                                          Barnet Dulaney Eye Center, P.L.L.C.


                                             By: /s/ Ronald W. Barnet, M.D.
                                                Ronald W. Barnet, M.D., manager

                                             By:/s/ David D. Dulaney, M.D.
                                                 David D. Dulaney, M.D., manager




                                          Prime Medical Operating, Inc.

                                            By: /s/ Cheryl Williams
                                            Printed Name: Cheryl Williams
                                            Title: Treasurer

                                                     EXHIBIT A
                                                OWNERSHIP INTERESTS

Name                                                      Ownership Percentage

Prime                                                              60%

BDEC                                                               40%